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                                                                   EXHIBIT 10.21


                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("this Amendment") is dated as of June 14, 2004 (the "Effective Date"), by and among BOOKS-A-MILLION, INC., a Delaware corporation ("BAM"), and its wholly-owned subsidiaries AMERICAN WHOLESALE BOOK COMPANY, INC., an Alabama corporation ("AWBC") and AMERICAN INTERNET SERVICE, INC., an Alabama corporation ("AIS") and the wholly-owned subsidiaries of AIS, BOOKSAMILLION.COM, INC., an Alabama corporation ("BAM.COM"), NETCENTRAL, INC., a Tennessee corporation ("NI"), and FAITHPOINT, INC. an Alabama corporation ("FAITHPOINT"); BAM, AWBC, AIS, bam.com, NI and FaithPoint are sometimes together referred to as the "INITIAL PARTICIPATING ENTITIES"; the Initial Participating Entities, together with all Persons that hereafter become Participating Entities, being hereafter sometimes together referred to as the "BORROWERS"), BANK OF AMERICA, N.A., a national banking association ("BOFA"), and the various lenders identified on the signature pages hereto (collectively, the "LENDERS"); and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (the "AGENT").


                                    RECITALS

     A. The Borrowers, the Lenders and the Agent have previously entered into that certain Credit Agreement dated as of July 1, 2002 (together with any and all amendments thereto, the "Credit Agreement"). Capitalized terms not otherwise herein defined shall have the meanings given them in the Credit Agreement.

     B. The Borrowers, the Lenders and the Agent now desire to amend the definition of "Maturity Date" set forth in the Credit Agreement and to make the other changes set forth in this Amendment.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and in further consideration of the mutual agreements set forth herein, the Borrowers, the Lenders and the Agent hereby agree as follows, with such agreements to become effective as of the Effective Date:

     1. RECITALS. The recitals herein above are hereby incorporated by this reference as if fully set forth herein.

     2. RULES OF CONSTRUCTION. This Amendment is subject to the rules of construction set forth in Section 1.2 of the Credit Agreement.









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     3.   REPRESENTATIONS AND WARRANTIES OF BORROWERS. The Borrowers represent and warrant to the Lenders and the Agent as follows:

          (a) REPRESENTATIONS AND WARRANTIES IN CREDIT DOCUMENTS. All of the representations and warranties set forth in the Credit Documents are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date.

          (b) NO DEFAULT. As of the Effective Date, the Borrowers are in compliance in all material respects with all the terms and provisions set forth in the Credit Documents on their part to be observed or performed, and, no Event of Default, nor any event that upon notice or lapse of time or both would constitute such an Event of Default, has occurred and is continuing.

          (c) ORGANIZATIONAL DOCUMENTS. The articles of incorporation and bylaws of the Borrowers have not been modified or amended since July 1, 2002.

     4.   AMENDMENTS TO CREDIT AGREEMENT.

          (a) The defined term "Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended to read, in its entirety, as follows:

               ""MATURITY DATE" means July 1, 2007."

          (b) Subparagraph (v) of Section 5.11 of the Credit Agreement is hereby amended to read, in its entirely, as follows:

               "(v) to re-acquire outstanding capital stock of BAM."

     5. EXTENSION FEE. Borrowers shall pay to Agent for the account of each Lender in accordance with its Pro Rata Share an extension fee for extending the Revolving Credit Facility in an amount equal to one-tenth of one percent (10 basis points) of the Total Revolving Credit Commitment, including the Peak Usage Tranche notwithstanding Section 2,5.1(g) of the Credit Agreement. The extension fee shall be paid on the Effective Date and is nonrefundable.

     6. CREDIT DOCUMENTS TO REMAIN IN EFFECT. Except as expressly amended herein, the Credit Agreement and the other Credit Documents shall remain in full force and effect in accordance with their respective terms.

     7. NO NOVATION, ETC. Nothing contained in this Amendment shall be deemed to constitute a novation of the terms of the Credit Documents, nor release any party from liability for any of the Loans, nor affect any of the rights, powers or remedies of the Lenders under the Credit Documents, nor constitute a waiver of any provision thereof, except as specifically set forth in this Amendment.

     8. REFERENCES IN CREDIT DOCUMENTS. Effective as of the Effective Date, all references in the Credit Documents to the "Credit Agreement" shall refer to the Credit




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Agreement as amended by this Amendment, including but not limited to, the extension of the Maturity Date, and as the Credit Agreement may be further amended from time to time.

     9. GOVERNING LAW, SUCCESSORS AND ASSIGNS, ETC. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     10. HEADINGS. The descriptive headings of the sections of this Amendment are for convenient reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     11. ENTIRE AGREEMENT. This Amendment constitutes the entire understanding to date of the parties hereto regarding the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements of the parties thereto with respect to the subject matter hereof.

     12. SEVERABILITY. If any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     13. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     14. EFFECT OF THIS AMENDMENT. This Amendment amends and supplements the Credit Agreement and shall be construed as if it is a part thereof for all purposes.



                  [Remainder of page intentionally left blank]





























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     IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have caused this Amendment to be executed and delivered by their duly authorized representatives on the dates set forth below their signature, to be effective as of the Effective Date.



                                            BOOKS-A-MILLION, INC.



                                            By: /s/ Richard Wallington
                                                -----------------------------
                                                Richard Wallington
                                                Its: CFO

                                                Dated: June 29, 2004




                                            NETCENTRAL, INC.


                                            By: /s/ Richard Wallington
                                                -----------------------------
                                                Richard Wallington
                                                Its: CFO

                                                Dated: June 29, 2004




                                            AMERICAN INTERNET SERVICE, INC.


                                            By: /s/ Richard Wallington
                                                -----------------------------
                                                Richard Wallington
                                                Its: CFO

                                                Dated: June 29, 2004




                                            AMERICAN WHOLESALE BOOK
                                            COMPANY, INC.


                                            By: /s/ Richard Wallington
                                                -----------------------------
                                                Richard Wallington
                                                Its: CFO

                                                Dated: June 29, 2004





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                                            BOOKSAMILLION.COM, INC.


                                            By: /s/ Richard Wallington
                                                -----------------------------
                                                Richard Wallington
                                                Its: CFO

                                                Dated: June 29, 2004





                                            FAITHPOINT, INC.


                                            By: /s/ Richard Wallington
                                                -----------------------------
                                                Richard Wallington
                                                Its: CFO

                                                Dated: June 29, 2004

                                            BANK OF AMERICA, N.A., AS AGENT



                                            By: /s/ Michael Brashler
                                                ----------------------------
                                                Vice President

                                                Dated: June 10, 2004













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


                                            BANK OF AMERICA, N.A., as a Lender


                                            By: /s/ William H. Powell
                                                ----------------------------
                                                William H. Powell
                                                Its: Senior Vice President

                                                Dated: June 14, 2004




































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                                            AMSOUTH BANK, AS A LENDER


                                            By: /s/ David A. Simmons
                                                -----------------------------
                                                David A. Simmons
                                                Its: Senior Vice President

                                                Dated: June 14, 2004































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                                            SUNTRUST BANK, AS A LENDER



                                            By: /s/ David W. Penter
                                                ------------------------------
                                                David W. Penter
                                                Its: Managing Director

                                                Dated: June 14, 2004



















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                                            SOUTHTRUST BANK, AS A LENDER


                                            By: /s/ Kelly Peace
                                                -----------------------------
                                                Kelly Peace
                                                Its: Assistant Vice President

                                                Dated: June 11, 2004




















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                                            WELLS FARGO BANK, N.A., AS A LENDER



                                            By: /s/ Robert Louk
                                                -------------------------------
                                                Robert Louk
                                                Vice President

                                                Dated: June 15, 2004



















































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